EXHIBIT 99.2

Unlocking Shareholder Value Through Transformational Change Acquisition of JDE Peet’s to Create a Global Coffee Leader Planned Separation to Establish Two Pure-Play Powerhouses August 25, 2025

Cautionary Statement Regarding Forward-Looking Information Certain statements in this Investor Presentation (this “Presentation”) of Keurig Dr Pepper Inc. (the “Company”) may be considered “forward-looking statements,” such as statements relating to the impact of this transaction on the Company, JDE Peet’s, and the combined business, the contemplated spin-off, future financial targets and results, anticipated credit ratings and expected cost savings and synergies. Forward-looking statements include those preceded by, followed by or that include the words “anticipate,” “expect,” “believe,” “could,” “continue,” “ongoing,” “estimate,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” “would” and similar words. These forward-looking statements speak only as of the date of this Presentation. Although the Company believes that the assumptions upon which its forward-looking statements are based are reasonable, it can give no assurance that these forward-looking statements will prove to be correct. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, (i) risks relating to the completion of the proposed acquisition and subsequent spin-off in the anticipated timeframe or at all; (ii) risks related to the ability to realize the anticipated benefits of the proposed acquisition and subsequent spin-off; (iii) risks relating to the receipt of regulatory approvals without unexpected delays or conditions and possibility of regulatory action; (iv) risks relating to significant costs related to the proposed transactions; (v) the expected financial and operating performance and future opportunities following the acquisition and subsequent spin-off; (vi) disruption from the acquisition and subsequent spin-off making it more difficult to maintain business and operational relationships; (vii) diverting the Company’s and JDE Peet’s respective management’s from business operations; (viii) risks relating to potential litigation that arises as a result of the proposed transactions; and (ix) risks and uncertainties discussed in the Company’s and JDE Peet’s press releases and public filings. Neither the Company nor JDE Peet’s, nor any of their advisors, accepts any responsibility for any financial information contained in this Presentation relating to the business, results of operations or financial condition of the other or their respective groups. Each of the Company and JDE Peet’s expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, unless required by law. Non-GAAP Metrics This Presentation includes adjusted EBITDA and other non-GAAP financial measures. The non-GAAP measures provided herein may not be directly comparable to similar measures used by other companies in the Company’s industry, as other companies may define such measures differently. While the Company believes these non-GAAP measures provide shareholders with additional insight into operating performance, the non-GAAP measures presented herein are not measurements of financial performance under GAAP, and should not be considered as alternatives to, and should only be considered together with, the Company’s (or JDE Peet’s, as applicable) financial results in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. The information presented is unaudited and provided for illustrative purposes only, and audited results could differ materially. See Appendix for additional information regarding non-GAAP financial measures. Additional Financial Notes Unless otherwise stated, financial information relating to (i) the Company have been derived from the audited results for the year ended December 31, 2024 and unaudited results for the six months ended June 30, 2025 and 2024, and (ii) JDE Peet’s have been derived from the audited results for the year ended December 31, 2024 and unaudited results for the six months ended June 30, 2025 and 2024. Results for the combined business are calculated by adding the historical results of the Company and JDE Peet’s. Information for the last twelve months ended June 30, 2025 are calculated by adding the historical amounts for the year ended December 31, 2024 and the six months ended June 30, 2025 and subtracting the historical amounts for the six months ended June 30, 2024. The Company’s financial information is prepared under GAAP and JDE Peet’s are prepared under International Financial Reporting Standards as adopted by the European Union. Certain adjustments have been made to prepare the estimated combined financial information. Industry & Market Data This Presentation also contains estimates and information concerning our industry, including market position, market size, and growth rates of the markets in which the Company participates, that are based on industry publications and reports. This information involves a number of assumptions and limitations, and you are cautioned not to give undue weight to these estimates. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to variety of factors. These and other factors could cause results to differ materially from those expressed in these publications and reports. Notice to shareholders of JDE Peet’s in the United States The all-cash offer will be made for the ordinary shares of JDE Peet’s (the “Offer”), a public limited liability company incorporated under the laws of the Netherlands with ordinary shares listed on Euronext Amsterdam. It is important that U.S. shareholders of JDE Peet’s understand that the Offer and any related offer documents are subject to Dutch disclosure and procedural requirements, which are different from those of the United States. U.S. shareholders of JDE Peet’s are advised that JDE Peet’s ordinary shares are not listed on a U.S. securities exchange and that JDE Peet’s is not subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not required to, and does not, file any reports with the Securities and Exchange Commission (the “SEC”) thereunder. The Offer will be made in the United States in compliance with, and in reliance on, the exemption provided by Rule 14d-1(d), known as “Tier II” exemption, under the Exchange Act and otherwise in accordance with the requirements of Dutch law. Accordingly, the Offer will be subject to certain disclosure and other procedural requirements, including with respect to the Offer timetable and settlement procedures that are different from those applicable under U.S. domestic tender offer procedures and laws. The receipt of cash pursuant to the Offer by a U.S. holder of JDE Peet’s ordinary shares may be a taxable transaction for U.S. federal income tax purposes and under applicable state and local, as well as foreign and other tax laws. Each holder of JDE Peet’s ordinary shares is urged to consult their independent professional advisor immediately regarding the tax consequences of acceptance of the Offer. It may be difficult for U.S. holders of JDE Peet’s ordinary shares to enforce their rights and claims arising out of the U.S. federal securities laws, since JDE Peet’s is located in a country other the United States, and some or all of its officers and directors may be residents of country other than the United States. U.S. holders of JDE Peet’s may not be able to sue a non-U.S. company or its officers or directors in a non-U.S. court for violations of U.S. securities laws. Further, it may be difficult to compel a non-U.S. company and its affiliates to subject themselves to a U.S. court’s judgment. To the extent permissible under applicable law or regulation, including Rule 14e-5 of the Exchange Act, in accordance with normal Dutch practice, JDE Peet’s and its affiliates or broker (acting as agents for JDE Peet’s or its affiliates, as applicable) may from time to time after the date hereof, and other than pursuant to the Offer, directly or indirectly purchase, or arrange to purchase, ordinary shares of JDE Peet’s that are the subject of the Offer or any securities that are convertible into, exchangeable for or exercisable for such shares. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. In no event will any such purchases be made for a price per share that is greater than the Offer price. To the extent information about such purchases or arrangements to purchase is made public in The Netherlands, such information will be disclosed by means of a press release or other means reasonably calculated to inform U.S. shareholders of JDE Peet’s of such information. No purchases will be made outside the Offer in the United States by or on behalf of the Company. In addition, the financial advisors to the Company may also engage in ordinary course trading activities in securities of JDE Peet, which may include purchases or arrangements to purchase such securities. Neither the SEC nor any U.S. state securities commission has approved or disapproved the Offer, passed upon the merits or fairness of the Offer, or passed any comment upon the adequacy, accuracy or completeness of the disclosure in relation to the Offer. Any representation to the contrary is a criminal offence in the United States. Restrictions The distribution of this Presentation may, in some countries, be restricted by law or regulation. Accordingly, persons who come into possession of this document should inform themselves of and observe these restrictions. To the fullest extent permitted by applicable law, JDE Peet’s and the Company disclaim any responsibility or liability for the violation of any such restrictions by any person. Any failure to comply with these restrictions may constitute a violation of the securities laws of that jurisdiction. Neither the Company nor JDE Peet, nor any of their advisors, assumes any responsibility for any violation by any of these restrictions. Any JDE Peet’s shareholder who is in any doubt as to his or her position should consult an appropriate professional advisor without delay. The information in the Presentation is not intended to be complete. This announcement is for information purposes only and does not constitute an offer or an invitation to acquire or dispose of any securities or investment advice or an inducement to enter into investment activity. This announcement does not constitute an offer to sell or the solicitation of an offer to buy or acquire the securities of JDE Peet’s in any jurisdiction.

Transaction Overview

Keurig Dr Pepper to acquire JDE Peet’s, with planned separation to create two independent U.S.-listed companies

Keurig Dr Pepper to acquire JDE Peet’s, with planned separation to create two independent U.S.-listed companies Keurig Dr Pepper to acquire 100% of JDE Peet’s for $23B Enterprise Value1,2 •Creation of a global coffee powerhouse by combining two complementary portfolios •Significant synergies expected •Subsequent separation to amplify focus through distinct positioning & growth models•“Global Coffee Co.”, the world’s #1 pure-play coffee company •“Beverage Co.”, a growth-oriented, scaled challenger in refreshment beverages •Separated companies to offer differentiated shareholder value propositions & returns Keurig Dr Pepper to acquire JDE Peet’s, with planned separation to create two independent U.S.-listed companies 1. Enterprise Value / 2026E Adj. EBITDA of 12.9x; 10.5x post-synergies. 2.Converted to USD using EUR:USD rate of 1.16.

The Right Time for Keurig Dr Pepper •Accelerating growth •Reenergized portfolio •Enhanced capabilities The Right Target in JDE Peet’s • Global reach & leading brands • Complementary portfolio • Robust cost synergies The Right Transaction • Immediately EPS accretive • Tax-free separation to unlock distinct standalone propositions • Near-term and long-term shareholder value creation Global Coffee Co. Beverage Co. LTM 1,2 Net Sales $B $27.0 1. LTM as of June 30, 2025. 2. JDE Peet’s figures converted to USD using EUR:USD rate of 1.16.

JDE Peet’s is a Powerful, Diversified Platform of Iconic Coffee Brands Worldwide 1. LTM as of June 30, 2025; JDE Peet’s figures converted to USD using EUR:USD rate of 1.16. 2.JDE Peet’s addbacks have been adjusted to be in accordance with GAAP accounting standards. Adjusted EBITDA is a non-GAAP metric. See the Appendix. 3.Represents LTM split; assumes significant majority of Peet’s sales in U.S.; may not sum to 100% due to rounding. 4.Brand list is not exhaustive. 5.JDE Peet’s FY2024 annual report.

Acquisition of JDE Peet’s Creates a Stronger & More Resilient Coffee Platform Diversifies Brand Portfolio Extends Geographic Reach Unlocks Cost Synergies Generates Strong EPS Accretion New developed & emerging markets $400M in expected cost savings Immediate shareholder

Two Distinct and Focused Beverage Leaders $27B $6.4B “Global Coffee Co.”#1 Global Coffee Pure-Play “Beverage Co.” Growth-Oriented Beverage Challenger •Leader in $400B Resilient Growth Category •Worldwide Portfolio Spanning All Coffee Formats, Channels and Price Points •Rapid Scaling of Next-Generation Innovation •Steady Growth, Strong Margins with Upside, Robust Cash Flow •Compelling Return of Capital Strategy •High Growth, Disruptive Platform in $300B Market •Iconic Mega-Brands & Rapid Expansion into Fast-Growth Categories •Proven & Capital-Efficient Build, Buy, Partner Model, with “Preferred Partner” Status •Differentiated DSD Network with More Opportunity to Scale •Compelling Growth, Strong Profitability and Cash Flow Combined LTM Net Sales1,2 LTM Adj. EBITDA1,2,3 1. LTM as of June 30, 2025. 2.JDE Peet’s figures converted to USD using EUR:USD rate of 1.16. 3.JDE Peet’s addbacks have been adjusted to be in accordance with GAAP accounting standards. Adjusted EBITDA is a non-GAAP metric. See the Appendix. Amazon.com: Senseo: LIGHT ROASTED PODS King Fish | Keurig: Curating Brand Experiences Jacobs - Rob Clarke A logo with a crown on it AI-generated content may be incorrect. Green Mountain Coffee Roasters Updates Logo...Again - Springboard Amazon.com: Senseo: LIGHT ROASTED PODS

Creation of unparalleled, global coffee company with robust cost synergy and growth potential Focused strategies and optimized models calibrated to core categories and markets Establishing pure-play, scaled challenger in refreshment beverages with significant runway and optionality Attractive shareholder returns driven by tailored growth and capital allocation frameworks Two advantaged and distinct U.S.-listed public companies that will attract additional investor capital

Strong & Proven Leadership to Power the Next Chapter Global Coffee Co. Beverage Co. CEO: Sudhanshu Priyadarshi Current CFO & President, International, KDP25+ years of CPG & multinational experience Future global HQ: Frisco, TX Future global Additional leadership and Board appointments to be announced closer to separation

Global Coffee Co. Overview

Coffee Consumption Has Proven Resilient Over the Past 40+ Years 1 80s Economic Crisis 1. World Bank, USDA. 2. Euromonitor. 3. Figures converted to USD using EUR:USD rate of 1.16. 4. Top two: water, tea. Japan Crisis Asia Crisis 9/11 Global Financial Crisis Euro Crisis COVID-19 Inflation Crisis Coffee Has Powerful Dynamics to Fuel Industry Growth Highest Annual servings per capita 2vs. snacks, beer, spirits, confectionery $400B Global coffee industry size 2,3 #3 Most consumed beverage globally 4 #1 beverage Americans say they “can’t live without” 1. Combined LTM as of June 30, 2025; numbers may not add due to rounding. JDE Peet’s figures converted to USD using EUR:USD rate of 1.16. 2. Euromonitor; converted to USD using EUR:USD rate of 1.16. 3. Brand sizes by retail sales.

Revenue upside through enhanced innovation, including next-gen solutions Global Coffee Co. Coffee Net Sales LTM $B 1 Keurig Logo and symbol, meaning, history, PNG, brand Jacobs logo and symbol, meaning, history, PNG Keurig Logo and symbol, meaning, history, PNG, brand $400BGlobal Category Market Size 2 Keurig Logo and symbol, meaning, history, PNG, brand $16BLTM 1Net Sales #1Pure-Play Global Coffee Player $3.1BLTM 1Adj. EBITDA Pre-synergies 100+Markets Leading Player in At-Home Coffee Led by Four Iconic$1B+ Brands3 Unparallelled portfolio across all coffee segments, channels, price points Keurig Logo and symbol, meaning, history, PNG, brand Jacobs logo and symbol, meaning, history, PNG Brands | JDE Peet's Jacobs Kaffee Cronat Gold Mild Instant Coffee Large

Rapid scaling of winning ideas leveraging global manufacturing & local route-to-market $400M in expected cost synergies from increased scale and stronger capabilities Global Scale and Leading Brands Create Unparalleled Reach Brands | JDE Peet's Jacobs logo and symbol, meaning, history, PNG $1B+ Brands $500M+ Brands Keurig Dr Pepper Coffee Net Sales by Geography 1 Brands | JDE Peet's North America:~40% Europe:~40% Rest of World:~20% United States Canada Jacobs logo and symbol, meaning, history, PNG Ready-to-Drink Global Coffee Co. Net Sales by Geography 1,2 Single-Serve Instant and Roast & Ground Formats Green Mountain Coffee Roasters Updates Logo... $15.9B 1. LTM as of June 30, 2025..2. JDE Peet’s figures converted to USD using EUR:USD rate of 1.16. 3. Brand sizes by retail sales.

Commitment to Investment Grade Net Sales Growth Low-Single Digit High-Single Digit Adjusted EPS Growth Compelling Dividend Regular Share Buybacks Modest Capex Investment Pure-Play, Cash-Generative Global Coffee Powerhouse Top-Tier Total Shareholder Returns 1. Growth outlook presented in constant FX.

Beverage Co. Overview

A Powerful Platform Challenging the Status Quo in Refreshment Beverages Differentiated DSD capabilities across the U.S. & Mexico •Pivotal beverage distribution asset with extensive market reach •Attracts high-potential brands •Future opportunities to extend advantages Enhanced DSD capabilities with additional scaling opportunities ahead 1. Euromonitor. 2. LTM as of June 30, 2025. 3. Circana; U.S. data as of Q2 2025. 4. Brand sizes by retail sales.

Beverage Co. is in a Position of Strength and Poised to Win Vita Coco Original Coconut Water - 1 L Carton 1. LTM as of December 31, 2017. 2. LTM as of June 30, 2025. 3. LTM as of August 10, 2025 per Circana (MULO+ incl. convenience). Includes partners for KDP and peers. 4. Brand sizes by retail sales. Demonstrated Growth Momentum… … and the Right Portfolio to Win in Refreshment Beverages $500M+ Brands

U.S. population reached through Company-owned DSD Advantaged DSD Platform Enhances Growth Potential States with KDP-owned DSD operations 250,000+ Retail Outlets Serviced 3,500 DSD Employees 10 Million Customer Sales Visits Annually 24,000+ Cold Drink Placements 190,000+ Retail Outlets Serviced 13,500+ DSD Employees 6 Million+ Customer Sales Visits Annually 180,000 Cold Drink Placements KDP-owned DSD operations

Strong Track Record of Portfolio Transformation & Investments Acquired in July 2025 Long record of capital-efficient portfolio evolution leveraging partnerships, structured acquisitions, and minority investments Transaction list is not exhaustive. Brands listed in descending order of size (based on retail sales).

High-Single Digit Commitment to Investment Grade Net Sales Growth Mid-Single Digit Adjusted EPS Growth Competitive Dividend Opportunistic Share Buybacks Growth Investments Top-Tier Total Shareholder Returns Net Sales Growth 1. Growth outlook presented in constant FX.

Financial Considerations and Next Steps

Key Acquisition Terms Acquisition Terms •€31.85 per share offer price, representing a total enterprise value of approximately $23B1 •12.9x Enterprise value to Adj. 2026E EBITDA multiple; 10.5x including $400M in expected cost synergies Financing Overview •Commitment to Investment Grade ratings at acquisition, and for each independent entity post separation •Transaction will be funded through a combination of:—New senior unsecured and junior subordinated debt—Keurig Dr Pepper cash-on-hand Timing and Key Steps to Completion •Expected acquisition close in 1H 2026, subject to approvals and regulatory clearance •Tender offer to launch as soon as practically possible —69% of JDE Peet’s holders have irrevocably agreed to tender their shares 1. Converted to USD using EUR:USD rate of 1.16.

Significant Cost Synergy Potential from Coffee Combination~$400M over 3 years Dissynergies expected

Successful Track Record of Deleveraging Commitment to investment grade balance sheet and prudent capital allocation policy at KDP – and at Global Coffee Co. and Beverage Co. upon separation 1. Reflects KDP’s “management leverage”, a non-GAAP metric; see Appendix. 2. Represents 2026 year-end estimated management net leverage including year 1 cost synergy realization.

Separation Overview Transaction Structure & Timing •Separation expected via a tax-free spin of Global Coffee Co. shares to KDP shareholders •Separation to be completed by the end of 2026 Management & Governance •Upon separation, Tim Cofer to become CEO of Beverage Co. and Sudhanshu Priyadarshi to become CEO of Global Coffee Co. •Two separate Boards of Directors to be named in advance of separation Next Steps •Filing Form 10 registration statement with the SEC •Other customary approvals •Final approval by KDP’s Board of Directors The Company will share key milestones on the separation throughout the process

Compelling Strategic Rationale Creation of unparalleled, global coffee company with robust cost synergy and growth potential Focused strategies and optimized models calibrated to core categories and markets Establishing pure-play, scaled challenger in refreshment beverages with significant runway and optionality Attractive shareholder returns driven by tailored growth and capital allocation frameworks Two advantaged and distinct U.S.-listed public companies that will attract additional investor capital

Appendix